Exhibit 99.1

Historic Dell and EMC Transaction Set to Close on September 7, 2016

•	China regulatory approval clears way to complete transaction to combine Dell and EMC

•	New company to begin operating as Dell Technologies following close of the transaction
ROUND ROCK, Texas and HOPKINTON, Mass., Aug. 30, 2016 - Dell Inc. and EMC Corp. (NYSE: EMC) today announced that they intend to close the transaction to combine Dell and EMC on Wednesday, September 7, 2016. Dell Technologies, the name of the new combined company, will begin operating immediately following the close of the transaction.
Today’s announcement follows regulatory approval of the Dell and EMC transaction by China’s Ministry of Commerce (MOFCOM), which has granted clearance for the companies’ proposed combination. MOFCOM approval was the final regulatory condition to closing the transaction. EMC shareholders approved the transaction on July 19, with approximately 98 percent of voting EMC shareholders casting their votes in favor of the merger, representing approximately 74 percent of EMC's outstanding common stock.
“This is an historic moment for both Dell and EMC. Combined, we will be exceptionally well-positioned for growth in the most strategic areas of next generation IT including digital transformation, software-defined data center, converged infrastructure, hybrid cloud, mobile and security,” said Michael Dell, chairman and CEO of Dell Technologies. “Our investments in R&D and innovation, along with our 140,000 team members around the world, will give us unmatched scale, strength and flexibility, deepening our relationships with customers of all sizes.”
“I am proud of everything we’ve built at EMC - from humble beginnings as a Boston-based startup to a global, world-class technology company with an unyielding dedication to our customers,” said Joe Tucci, chairman and chief executive officer of EMC.  “The combination of Dell and EMC creates a new powerhouse in the industry - providing the essential technology for the next era in IT.”
At closing, EMC shareholders will receive $24.05 per share in cash in addition to a newly issued tracking stock linked to a portion of EMC’s economic interest in the VMware business. Based on the estimated number of EMC shares outstanding at the close of the transaction, EMC shareholders are expected to receive approximately 0.111 shares of new tracking stock for each EMC share. Upon close of the transaction, EMC shares under the ticker symbol “EMC” will be suspended from trading on the New York Stock Exchange. Shares of the tracking stock, trading under the ticker symbol “DVMT,” are expected to begin trading on the New York Stock Exchange on Wednesday, September 7.
About Dell Technologies
Dell Technologies listens to customers and delivers worldwide innovative technology, business solutions and services that give them the power to do more. For more information, visit www.dell.com.
About EMC
EMC Corporation is a global leader in enabling businesses and service providers to transform their operations and deliver IT as a service. Fundamental to this transformation is cloud computing. Through innovative products and services, EMC accelerates the journey to cloud computing, helping IT departments to store, manage, protect and analyze their most valuable asset - information - in a more agile, trusted and cost-efficient way. Additional information about EMC can be found at www.EMC.com.

###

Dell Media Contacts:
Marc Bien	Dell	(512) 728-0910	marc_bien@dell.com
Jim Hahn	Dell	(512) 674-5631	jim_hahn@dell.com
EMC Contact:
Dave Farmer	EMC	(508) 293-7206	dave.farmer@emc.com

Special Note on Forward-Looking Statements:
Dell Technologies
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations.  In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will,” and “would,” or similar words or expressions that refer to future events or outcomes.  Forward-looking statements in this press release include Dell Technologies’ expectations regarding the closing date for the proposed merger with EMC Corporation.
Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include risks relating to Dell Technologies’ proposed merger with EMC Corporation, including, but not limited to, the failure to consummate or delay in consummating the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied or that required financing for the proposed merger may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed merger is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; risks relating to the trading price of the Class V Common Stock to be issued by Dell Technologies in the proposed merger relative to the trading price of shares of Class A common stock of VMware, Inc.; the effect of the announcement of the proposed merger on Dell Technologies’ relationships with its customers, operating results, and business generally; and adverse changes in general economic or market conditions.  Other risks, uncertainties, and factors that could affect Dell Technologies’ results or events in future periods include competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; weak global economic conditions and instability in financial markets; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products and services; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; weak economic conditions and additional regulation; counterparty default risks; the loss by Dell Technologies of any services contracts with its customers, including government contracts, and its ability to perform such contracts at its estimated costs; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyber-attacks, or other data security breaches; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; increased costs and additional regulations and requirements as a result of Dell Technologies becoming a newly public company; Dell Technologies’ ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; and the effect of armed hostilities, terrorism, natural disasters, and public health issues.
This list of risks, uncertainties, and other factors is not complete.  Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect the Dell Technologies’ business, financial condition, results of operations, and prospects, in its filings with the Securities and Exchange Commission, including the prospectus/proxy statement forming part of Dell Technologies’ Registration Statement on Form S-4 (Registration No. 333-208524) and Dell Technologies’ quarterly reports on Form 10-Q and current reports on Form 8-K.  These filings are available for review through the Securities and Exchange Commission’s website at www.sec.gov.  Any or all forward-looking statements Dell Technologies makes may turn out to be wrong, and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties, and other factors, including those identified in this press release.  Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date.  Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.
EMC Corporation
This communication contains forward-looking information about EMC Corporation and the proposed transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) the failure to consummate or delay in consummating the proposed transaction for other reasons; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iii) risk as to the trading price of Class V Common Stock to be issued by Denali Holding Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc.’s common stock; (iv) the effect of the proposed transaction on VMware’s business and operating results and impact on the trading price of shares of Class V Common Stock of Denali Holding Inc. and shares of VMware common stock; (v) the diversion of management time on transaction-related issues; (vi) adverse changes in general economic or market conditions; (vii) delays or reductions in information technology spending; (viii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (ix) competitive factors, including but not limited to pricing pressures and new product introductions; (x) component and product quality and availability; (xi) fluctuations in VMware’s operating results and risks associated with trading of VMware common stock; (xii) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xiii) the ability to attract and retain highly qualified employees; (xiv) insufficient, excess or obsolete inventory; (xv) fluctuating currency exchange rates; (xvi) threats and other disruptions to our secure data centers or networks; (xvii) our ability to protect our proprietary technology; (xviii) war or acts of terrorism; and (xix) other one-time events and other important factors disclosed previously and from time to time in EMC Corporation’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Except to the extent otherwise required by federal securities law, EMC Corporation disclaims any obligation to update any such forward-looking statements after the date of this communication.